Exhibit 10.10

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

TWENTY-SIXTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Twenty-Sixth Amendment to Amended and Restated Interactive Marketing Agreement (“Twenty-Sixth Amendment”) is entered into by and between AOL INC., a Delaware corporation (successor in interest to AOL LLC), with its principal place of business at 770 Broadway, New York, NY 10003 (“AOL”), and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, CA 94043 (“Google”), effective as of April 1, 2010 (the “Twenty-Sixth Amendment Effective Date”). AOL and Google may be referred to individually as a “Party” and collectively as the “Parties”.

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 28, 2005 (the “Eighth Amendment”), that Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2005 (the “Ninth Amendment”), that Tenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 24, 2006 (the “Tenth Amendment”), that Eleventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 28, 2006 (the “Eleventh Amendment”), that Twelfth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2006 (the “Twelfth Amendment”), that Thirteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of January 12, 2007 (the “Thirteenth Amendment”), that Fourteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 16, 2007 (the “Fourteenth Amendment”), that Fifteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 2, 2007 (the “Fifteenth Amendment”), that Sixteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 24, 2007 (the “Sixteenth Amendment”), that Seventeenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 29, 2008 (the “Seventeenth Amendment”), that Eighteenth Amendment to Amended and Restated Interactive

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Marketing Agreement effective as of March 31, 2008 (the “Eighteenth Amendment”), that Nineteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 30, 2008 (the “Nineteenth Amendment”), that Twentieth Amendment to Amended and Restated Interactive Marketing Agreement effective as of October 1, 2008 (the “Twentieth Amendment”), that Twenty-First Amendment to Amended and Restated Interactive Marketing Agreement effective as of November 1, 2008 (the “Twenty-First Amendment”), that Twenty-Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 13, 2009 (the “Twenty-Second Amendment”), Twenty-Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 4, 2009 (the “Twenty-Third Amendment”), Twenty-Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 1, 2010 (the “Twenty-Fourth Amendment”), Twenty-Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 1, 2010 (the “Twenty-Fifth Amendment”), and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement dated October 5, 2004 (“Addendum One”) (the IMA and such amendments and addendum, collectively the “Existing Agreement” and the Existing Agreement together with this Twenty-Sixth Amendment, the “Agreement”). Capitalized terms not defined in this Twenty- Sixth Amendment shall have the meanings set forth in the Existing Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Existing Agreement as follows:

1. Interim Period. The Parties hereto agree to amend the Twenty-Fifth Amendment by deleting the definition of Interim Period set forth in the Twenty-Fifth Amendment in its entirety and replacing it with the following:

“Interim Period means the period of time beginning on the Spin-Off Date and ending on [****].”

2. Payment to Interim Properties. Notwithstanding anything to the contrary in the Existing Agreement, with respect to Ad Revenues generated from CNN Interim Properties and TII Interim Properties commencing from [****] Google shall pay to AOL as follows:

[****] of Net Ad Revenues if calendar monthly Ad Revenues attributable to CNN Interim Properties and TII Interim Properties, in the aggregate, are less than or equal to [****]; or

[****] of Net Ad Revenues if calendar monthly Ad Revenues attributable to CNN Interim Properties and TII Interim Properties, in the aggregate, are greater than [****].

Payment will be made in the month following the calendar month in which the applicable Sponsored Links were displayed. Interim Properties, CNN Interim Properties and TII Interim Properties are defined in the Twenty-Third Amendment.

For purposes of this Section 2, the capitalized terms below shall have the following meaning:

“Ad Deduction” means, for any given period, [****] of Ad Revenues for that period.

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“Ad Revenues” means revenues that are recognized by Google in a given period and attributed to Sponsored Links in that period.

“Net Ad Revenues” means, for any given period, Ad Revenues for that period minus the Ad Deduction for that period.

[****]

3. Order of Precedence. This Twenty-Sixth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Twenty-Sixth Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Twenty-Sixth Amendment and the Existing Agreement expressly conflict. However, nothing in this Twenty-Sixth Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Twenty-Sixth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Twenty-Sixth Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

4. Entire Agreement. This Agreement constitutes the entire agreement with respect to the subject matter hereof. The Agreement supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof.

5. Counterparts; Facsimile. This Twenty-Sixth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Twenty-Sixth Amendment may be executed by facsimile.

[Remainder of this page intentionally left blank; Signature page follows.]

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IN WITNESS WHEREOF, the Parties have executed this Twenty-Sixth Amendment to the Existing Agreement.

AOL INC.		GOOGLE INC.

By:	/s/ Steven Quan	By:	/s/ Nikesh Arora
Name:	Steven Quan	Name:	Nikesh Arora
Title:	VP, Business Development	Title:	President, Global Sales and Business
Development
Google Inc.
Date:	3/31/10	Date:	2010.03.3
1 17:59:06
-07’00’

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